Filed pursuant to Rule 497(a)
Registration No. 333-273253
Rule 482ad

NEWS RELEASE

Barings BDC, Inc. Prices Public Offering of $300 Million of 7.000% Notes due 2029

CHARLOTTE, N.C., February 7, 2024 – Barings BDC, Inc. (NYSE: BBDC) (“Barings BDC”) announced today that it has priced an underwritten public offering of $300 million in aggregate principal amount of 7.000% notes due 2029 (the “Notes”). The Notes will bear interest at a rate of  7.000% per year, payable semiannually, will mature on February 15, 2029 and may be redeemed in whole or in part at Barings BDC’s option at any time at par plus a “make-whole” premium, if applicable. The offering is expected to close on February 12, 2024, subject to the satisfaction of customary closing conditions.

Barings BDC intends to initially use the net proceeds from this offering to repay indebtedness under the senior secured credit facility with ING Capital LLC (“ING”), initially entered into in February 2019, as amended, restated, and otherwise modified from time to time (the “February 2019 Credit Facility”), and then may reborrow under its credit facilities for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

Wells Fargo Securities, LLC, SMBC Nikko Securities America, Inc., BMO Capital Markets Corp., Fifth Third Securities, Inc., ING Financial Markets LLC, J.P. Morgan Securities LLC, BNP Paribas Securities Corp., MUFG Securities Americas Inc., Regions Securities LLC and SG Americas Securities, LLC are acting as joint bookrunners for this offering. BofA Securities, Inc., Citigroup Global Markets Inc., R. Seelaus & Co., LLC and Roberts & Ryan, Inc. are acting as co-managers for this offering.

Investors should carefully consider, among other things, Barings BDC’s investment objective and strategies and the risks related to Barings BDC and the offering before investing. The pricing term sheet dated February 7, 2024, the preliminary prospectus supplement dated February 7, 2024, the accompanying prospectus dated July 14, 2023, each of which has been filed with the Securities and Exchange Commission, any related free writing prospectus, and any information incorporated by reference in each, contain this and other information about Barings BDC and should be read carefully before investing.

A shelf registration statement relating to these securities is on file with the Securities and Exchange Commission and effective. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attn: WFS Customer Service; or by calling Wells Fargo Securities, LLC, toll-free at 1-800-645-3751; BMO Capital Markets Corp., 151 W 42nd Street,  New York, New York 10036, Attn: Debt Capital Markets Syndicate, 1-866-864-7760; Fifth Third Securities, Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, Attn: Syndicate Department, 1-866-531-5353; or SMBC Nikko Securities America, Inc. at 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, 1-888-868-6856, or e-mail: prospectus@smbcnikko-si.com.

The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Barings BDC and are not soliciting an offer to buy the notes in any jurisdiction where such offer and sale is not permitted.

ABOUT BARINGS BDC

Barings BDC (NYSE: BBDC) is a publicly traded, externally managed investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Barings BDC seeks to invest primarily in senior secured loans in middle-market companies that operate across a wide range of industries. Barings BDC’s investment activities are managed by its investment adviser, Barings LLC, a leading global asset manager based in Charlotte, NC.

ABOUT BARINGS LLC

Barings is a $381+ billion* global investment manager sourcing differentiated opportunities and building long-term portfolios across public and private fixed income, real estate, and specialist equity markets. With investment professionals based in North America, Europe and Asia Pacific, the firm, a subsidiary of MassMutual, aims to serve its clients, communities and employees, and is committed to sustainable practices and responsible investment. Learn more at www.barings.com.

*Assets under management as of December 31, 2023

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or Barings BDC’s future performance or financial condition and includes statements regarding the completion of the offering, timing and the expected amount and intended use of proceeds of the offering . These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Barings BDC, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond Barings BDC’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in Barings BDC’s filings with the SEC. Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which Barings BDC makes them. Barings BDC does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

Contacts:
Media Contact
MediaRelations@barings.com

Investor Relations
BDCinvestorrelations@barings.com
888-401-1088